The information contained in this diskette is all of the information set forth on Annex A-2 to the Prospectus Supplement dated on or around April 3, 2002 to the Prospectus dated April 3, 2002 (collectively, the "Preliminary Prospectus"), Relating to the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-through Certificates, Series 2002-1 (the "Certificates") and should be reviewed only in conjunction with a careful review of the Preliminary Prospectus. Such information does not include any information relating to the structure of the Certificates and does not include all relevant information relating to the underlying mortgage loans. Such information is set forth in the Preliminary Prospectus, and particular attention should be paid to the risks and special considerations associated with an investment in the Certificates described in the Preliminary Prospectus. The information contained in this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Any information contained in this diskette is more fully described in the Preliminary Prospectus. Prior to making any investment decision, a prospective investor shall receive and should carefully review the Final Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

GE CAPITAL COMMERCIAL MORTGAGE CORPORATION, SERIES 2002-1

ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING LOANS
-------------------------------------------------------------------------------------
                                                     % OF                     MORTGAGE     CUT-OFF       GENERAL
                                                 INITIAL POOL      # OF         LOAN         DATE        PROPERTY
    ID                   PROPERTY NAME              BALANCE     PROPERTIES   SELLER (1)    BALANCE       TYPE
-----------------------------------------------------------------------------------------------------------------------------
    5       Inverrary Gardens                        2.31%           1          GACC       23,984,766    Multifamily
    9       Gates of Arlington                       2.06%           1          GECC       21,345,805    Multifamily
    11      Highland Greens Apartments               1.84%           1          GECC       19,111,819    Multifamily
    18      London Park Towers Apartments            1.44%           1          GACC       15,000,000    Multifamily
    19      Eagle Crest Apartments                   1.41%           1          GACC       14,600,000    Multifamily
    21      Centennial Valley Apts.                  1.32%           1          GECC       13,707,054    Multifamily
    22      Walden Landing Apts.                     1.32%           1          GECC       13,700,000    Multifamily
    25      Londonderry Apartments                   1.16%           1          GACC       12,000,000    Multifamily
    33      Forest Place Apartments                  0.91%           1          GACC        9,500,000    Multifamily
    34      College Club Apartments                  0.88%           1          GECC        9,100,000    Multifamily
    41      Campus Park Apts - Oklahoma              0.80%           1          GECC        8,289,142    Multifamily
    42      Lakeview Terrace MHC                     0.79%           1          GECC        8,250,000    Manufactured Housing
    44      Longfellow Apartments                    0.72%           1          GECC        7,504,297    Multifamily
    45      Timberview Apartments                    0.71%           1          GECC        7,335,080    Multifamily
    46      Top of the Hill Apartments               0.68%           1          GACC        7,100,000    Multifamily
    48      The Grand Reserve                        0.67%           1          GECC        6,983,022    Multifamily
    53      Brandon Mills Apartments                 0.61%           1          GECC        6,350,000    Multifamily
    56      Cedarfield Apartments                    0.55%           1          GACC        5,736,751    Multifamily
    57      Kirkwood Apartments                      0.55%           1          GACC        5,700,000    Multifamily
    66      Wayne Manchester Apartments              0.47%           1          GACC        4,900,000    Multifamily
    71      Gateway Square Apartments                0.44%           1          GACC        4,600,000    Multifamily
    72      Lansdowne Village Apartments             0.44%           1          GACC        4,600,000    Multifamily
    75      289 Highland Avenue                      0.41%           1          BSFI        4,230,000    Multifamily
    76      Heathertree I Apartments                 0.41%           1          GECC        4,220,483    Multifamily
    78      Heathertree II Apartments                0.39%           1          GECC        4,061,219    Multifamily
    82      Westfield Arms                           0.39%           1          GACC        4,000,000    Multifamily
    83      Vila Dian and Hillcrest                  0.38%           2          GECC        3,992,370    Manufactured Housing
   83a      Hillcrest Estates                        0.30%                      GECC        3,124,464    Manufactured Housing
   83b      Villa Diann                              0.08%                      GECC          867,907    Manufactured Housing
    85      Capitol Mobile Home Park                 0.38%           1          GECC        3,908,203    Manufactured Housing
    89      Mobile Aire Estates MHC                  0.37%           1          GECC        3,793,331    Manufactured Housing
    91      Village Green Apartments                 0.36%           1          GACC        3,750,000    Multifamily
    92      Novato MHP                               0.36%           1          GECC        3,738,465    Manufactured Housing
    93      Dogwood Creek Apartments                 0.35%           1          GACC        3,640,000    Multifamily
    97      Spring Pine Apartments                   0.32%           1          GACC        3,344,305    Multifamily
   103      Somerville & Cambridge                   0.29%           2          BSFI        3,000,000    Multifamily
   103a     25-33 Lee Street                         0.17%                      BSFI        1,730,000    Multifamily
   103b     109 Highland Avenue                      0.12%                      BSFI        1,270,000    Multifamily
   115      3301 M Street                            0.25%           1          GACC        2,548,538    Multifamily
   124      Firwood Apartments                       0.20%           1          GECC        2,095,006    Multifamily
   128      Park Colony Apartments                   0.20%           1          GECC        2,027,987    Multifamily
   129      Sycamore Villa MHC                       0.19%           1          GECC        1,994,994    Manufactured Housing

ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING LOANS (continued)
-------------------------------------------------------------------------------------
            DETAILED                                                                                             NET
            PROPERTY                                                                                        RENTABLE
    ID      TYPE                   ADDRESS                          CITY                 STATE   ZIP CODE      UNITS
--------------------------------------------------------------------------------------------------------------------
    5       Conventional           4200 Inverrary Boulevard         Lauderhill           FL      33319           513
    9       Conventional           4207 N. Pershing Drive           Arlington            VA      22203           465
    11      Conventional           421 Meadowood rive               Lithonia             GA      30038           415
    18      Conventional           5335, 5375, 5405 Duke Street     Alexandria           VA      22304           456
    19      Conventional           1008 Eaglecrest Court            Harrisburg           PA      17109           468
    21      Conventional           1601 Hogan Lane                  Conway               AR      72032           336
    22      Conventional           11015 Tara Boulevard             Hampton              GA      30228           240
    25      Conventional           17041 Downing Street             Gaithersburg         MD      20877           535
    33      Conventional           1421 North University Avenue     Little Rock          AR      72207           256
    34      Student Housing        2833 South Adams Street          Tallahassee          FL      32304            96
    41      Student Housing        800 E. Hall of Fame              Stillwater           OK      74075           138
    42      Manufactured Housing   5800 N. Madison Drive            Kansas City          MO      64118           576
    44      Conventional           2100 Tannehill Drive             Houston              TX      77008           256
    45      Conventional           2100 Tennhill Drive              Houston              TX      77008           248
    46      Conventional           3200 Curtis Drive                Temple Hills         MD      20748           444
    48      Conventional           1700 Fountain Court              Columbus             GA      31904           140
    53      Conventional           8081 Marvin D. Love Freeway      Dallas               TX      75237           300
    56      Student Housing        200 - 364 Old Cedarfield Drive   Blacksburg           VA      24060           114
    57      Conventional           2731 Nicholson Street            Hyattsville          MD      20782           669
    66      Conventional           25 East Wayne Ave.               Silver Springs       MD      20901           229
    71      Conventional           4855 St. Barnabas Road           Temple Hills         MD      20748           297
    72      Conventional           1720 Brightseat Road             Landover             MD      20785           349
    75      Conventional           289 Highland Avenue              Somerville           MA      02144            46
    76      Conventional           4140 N. 78th Street              Scottsdale           AZ      85251           121
    78      Conventional           4140 N.78the Street              Scottsdale           AZ      85251           123
    82      Conventional           264 Prospect St.                 Westfield            NJ      07090            40
    83      Manufactured Housing   4400 La Salle/1000 Oak Dr.       Eau Claire/Altoona   WI      Various         663
   83a      Manufactured Housing   1000 Oak Drive                   Altoona              WI      54720           520
   83b      Manufactured Housing   4400 La Salle                    Eau Claire           WI      54703           143
    85      Manufactured Housing   6636 Washington Boulevard        Elkridge             MD      21075           119
    89      Manufactured Housing   716 North Grand Avenue           Covina               CA      91724           103
    91      Conventional           7601 North Chicot Road           Little Rock          AR      72209           172
    92      Manufactured Housing   1530 Armstrong Avenue            Novato               CA      94945            82
    93      Conventional           3237 Yanceyville Street          Greensboro           NC      27405           128
    97      Conventional           1554 Gessner Drive               Houston              TX      77080           136
   103      Conventional           Various                          Various              MA      Various          71
   103a     Conventional           25-33 Lee Street                 Cambridge            MA      02139            37
   103b     Conventional           109 Highland Ave. et al.         Sommerville          MA      02144            34
   115      Conventional/Retail    3301 - 3303 M Street, NW         Washington           DC      20007            10
   124      Student Housing        344 Firwood Avenue               Dayton               OH      45419           102
   128      Conventional           11200 Huffmeister                Houston              TX      77065            86
   129      Manufactured Housing   8389 Baker Avenue                Rancho Cucamonga     CA      91730            96

ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING LOANS (continued)
-------------------------------------------------------------------------------------
         LOAN PER NET                                      STUDIOS / PADS                               1 BEDROOM
         RENTABLE AREA  OCCUPANCY   OCCUPANCY               AVG RENT PER                              AVG RENT PER
    ID       UNITS        RATE     AS-OF DATE  # UNITS (2)     MO. ($)     MAX RENT ($)  # UNITS (2)     MO. ($)    MAX RENT ($)
--------------------------------------------------------------------------------------------------------------------------------
    5        46,753.93   95.50%       2/6/02           70             637          650          221         704            740
    9        45,904.96   97.80%      7/25/01                                                    307         821            875
    11       46,052.58   96.60%       8/1/01
    18       32,894.74   97.60%      1/11/02           39             893          893          184        1041           1197
    19       31,196.58   90.00%      12/1/01                                                    223         562            589
    21       40,794.80   94.34%     10/30/01                                                    112         445            475
    22       57,083.33   90.83%      1/14/02                                                     92         694            765
    25       22,429.91   97.50%      1/11/02                                                    235         827            935
    33       37,109.38   98.04%       2/1/02                                                    132         569            725
    34       94,791.67   99.00%      10/2/01
    41       60,066.25   96.09%      9/12/01                                                     12         565            565
    42       14,322.92   92.50%     10/31/01          576             242          265
    44       29,313.66   96.48%      5/24/01           24             450          480          168         530            560
    45       29,576.93   97.20%       7/2/01           40             450          560          144         528            580
    46       15,990.99   97.10%      1/11/02           40             625          625          336         727            727
    48       49,878.73   96.00%      12/3/01                                                     32         665           1711
    53       21,166.67   93.00%     11/30/01                                                    184         466            510
    56       50,322.38  100.00%       1/9/02                                                     16         515            515
    57        8,520.18   98.10%      1/11/02            8             617          617          312         669            669
    66       21,397.38   94.30%      1/11/02            2             859          859           84         934            941
    71       15,488.22   96.80%      1/11/02                                                     85         794            823
    72       13,180.52   96.20%      1/11/02            2             665          665           95         684            720
    75       91,956.52  100.00%      2/20/02                                                      4        1200           1250
    76       34,880.02   96.70%     10/25/01                                                     40         638            665
    78       33,018.04   94.30%       7/2/01                                                     66         638            640
    82      100,000.00  100.00%       3/5/02            4             904         1106           32        1181           1418
    83        6,021.67   74.23%      8/31/01          663             195          199
   83a        6,008.58   68.40%      8/31/01          520             185          188
   83b        6,069.28   97.20%      8/31/01          143             205          209
    85       32,842.04   99.16%      9/30/01          119             495          495
    89       36,828.46   97.09%      11/1/01          103             484          609
    91       21,802.33  100.00%      1/28/02                                                    102         450            460
    92       45,591.03  100.00%      7/31/01           83             519          700
    93       28,437.50  100.00%      1/26/02                                                    110         460            525
    97       24,590.48   94.85%       1/2/02                                                     50         455            545
   103       42,253.52  100.00%      2/20/02                                                     26        1426           1600
   103a      46,756.76  100.00%      2/20/02                                                     14         725            875
   103b      37,352.94  100.00%      2/20/02                                                     12         701            725
   115      254,853.83  100.00%       2/1/02                                                      4        1768           1800
   124       20,539.28   95.09%      10/3/01                                                     56         387            511
   128       23,581.25   96.50%       1/3/02                                                     16         510            549
   129       20,781.19  100.00%     10/31/01           96             405          465

ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING LOANS (continued)
-------------------------------------------------------------------------------------

                        2 BEDROOM                             3 BEDROOM                               4 BEDROOM
                      AVG RENT PER                           AVG RENT PER                           AVG RENT PER
    ID   # UNITS (2)     MO. ($)   MAX RENT ($)  # UNITS (2)   MO. ($)    MAX RENT ($)  # UNITS (2)    MO. ($)    MAX RENT ($)
------------------------------------------------------------------------------------------------------------------------------
    5            188          846          890           34         1057         1095
    9            156          952         1015            1         1325         1325
    11           299          720          790          116          835          869
    18           140         1375         1407           93         1658         1766
    19           245          614          614
    21           224          556          630
    22           108          815          840           40          930          955
    25           248          920         1134           26         1269         1289           20         1459          1833
    33           106          751          895           18         1052         1085
    34                                                                                          96         1400          1420
    41            36          790          860           60          975         1290           30         1280          1360
    42
    44            64          648          710
    45            64          648          700
    46            64          853          853
    48            92          854         2200           16          965         2025
    53           116          612          640
    56            82          643          690           16          900          900
    57           342          737          737            7          895          895
    66           138         1122         1122            1         1205         1205
    71           120          940          985           92         1057         1073
    72           224          749          749           24          932          932
    75            36         1296         1400            5         1400         1400
    76            81          788          830
    78            57          789          800
    82             4         1706         1923
    83
   83a
   83b
    85
    89
    91            70          580          580
    92
    93            18          588          625
    97            44          557          675           42          630          725
   103            42         1673         2150            3          975         1000
   103a           20          888          950            3          975         1000
   103b           22          785         1200
   115             6         2140         2600
   124            34          545          785           12          690          860
   128            70          564          634
   129

(1) GECC - General Electric Capital Corporation, GACC - German American Capital Corporation, BSFI - Bear, Stearns Funding, Inc., BSCMI - Bear Stearns Commercial Mortgage, Inc.

(2) In some cases, management and model units were excluded from the unit breakout totals.